LVIP Delaware Bond Fund
(Standard and Service Class)
Summary Prospectus
April 30, 2013
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at www.LincolnFinancial.com/lvip. You can also get this information at no cost by calling 877 ASK LINCOLN (877-275-5462) or by sending an e-mail request to callcenter@LFG.com. The Fund’s Prospectus and Statement of Additional Information, both dated April 30, 2013, are incorporated by reference into this Summary Prospectus.
Investment Objective
The investment objective of the LVIP Delaware Bond Fund (the “Fund”) is maximum current income (yield) consistent with a prudent investment strategy.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher.
	Standard Class	Service Class
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	N/A	N/A
Maximum Deferred Sales Charge (Load)	N/A	N/A
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	N/A	N/A
Redemption Fee	N/A	N/A
Exchange Fee	N/A	N/A
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.31%	0.31%
Distribution and/or Service (12b-1) fees	None	0.35%
Other Expenses	0.07%	0.07%
Total Annual Fund Operating Expenses	0.38%	0.73%
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.
	1 year	3 years	5 years	10 years
Standard Class	$39	$122	$213	$480
Service Class	$75	$233	$406	$906
LVIP Delaware Bond Fund	1

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 366% of the average value of its portfolio.
Principal Investment Strategies
The Fund pursues its objective by investing in a diverse group of domestic fixed-income securities (debt obligations). The Fund, under normal circumstances, invests at least 80% of its assets in bond securities. The Fund invests in significant amounts of debt obligations with medium term maturities (5-15 years) and some debt obligations with short term maturities (0-5 years) and long term maturities (over 15 years).
The Fund will invest primarily in a combination of:
•	investment-grade corporate bonds;
•	obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and
•	mortgage-backed securities.
Mortgage-backed securities are issued by government agencies and other non-government agency issuers. Mortgage-backed securities include obligations backed by a mortgage or pool of mortgages and direct interests in an underlying pool of mortgages. Mortgage-backed securities also include collateralized mortgage obligations. The mortgages involved could be those on commercial or residential real estate properties.
To pursue its investment strategy, the Fund may also invest to a lesser degree in:
•	U.S. corporate bonds rated lower than medium-grade (junk bonds);
•	Foreign securities, including debt of foreign corporations and debt obligations of, or guaranteed by, foreign governments or any of their instrumentalities or political subdivisions;
•	Emerging market securities; and
•	Derivatives, such as futures and credit default swaps, to manage risk exposure more efficiently than may be possible trading only physical securities.
Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund may, however, from time to time, purchase or sell foreign currencies and/or engage in forward foreign currency transactions in order to expedite settlement of Fund transactions and to minimize currency value fluctuations.
At times when adverse conditions are anticipated, the sub-adviser may want to protect gains on securities without actually selling them. The sub-adviser might use options or futures to neutralize the effect of any price declines, without selling a bond or bonds or a swap agreement or agreements, or as a hedge against changes in interest rates. The sub-adviser may also sell an option contract (often referred to as “writing” an option) to earn additional income for the Fund. The Fund may not engage in such transactions to the extent that obligations resulting from these activities exceed 25% of its assets. Use of these strategies can increase operating costs of the Fund and can lead to loss of principal.
As part of its risk management, the Fund's portfolio of securities has an overall minimum weighted average credit rating of AA-/Aa3 as defined by Standard & Poor's Corp. and Moody's Investors Service, Inc., respectively. This overall minimum weighted credit rating ensures that the portfolio will remain investment grade even though the Fund may invest in individual securities that present a higher level of risk. In pursuing its objective, the Fund may engage in active trading.
Principal Risks
All mutual funds carry a certain amount of risk. Accordingly, loss of money is a risk of investing in the Fund. Here are specific principal risks of investing in the Fund:
•	Market Risk. The value of portfolio securities may decline. As a result, your investment in a fund may decline in value and you could lose money.
•	Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities. A fund with a longer average portfolio maturity or duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio maturity or duration.
•	Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (“NRSROs”). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations.
2	LVIP Delaware Bond Fund

•	Call Risk. Call risk is the risk that a bond issuer will redeem its callable bonds before they mature. Call risk is greater during periods of falling interest rates because the bond issuer can call the debt and reissue the debt at a lower rate.
•	Mortgage-Backed Securities Risk. The value of mortgage-backed securities (commercial and residential) may fluctuate significantly in response to changes in interest rates. During periods of falling interest rates, underlying mortgages may be paid early, lowering the potential total return (pre-payment risk). During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk).
•	U.S. Treasury Risk. Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates.
•	Below Investment Grade Bond Risk. Below investment grade bonds, otherwise known as high yield bonds (“junk bonds”), generally have a greater risk of principal loss than investment grade bonds. Below investment grade bonds are often considered speculative and involve significantly higher credit risk and liquidity risk. The value of these bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates.
•	Foreign Securities Risk. Foreign securities have additional risks that are not present when investing in U.S. securities. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Additionally, foreign stocks include the risk of loss from foreign government or political actions. Investing in foreign securities may involve risks resulting from the reduced availability of public information concerning issuers. Foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers.
•	Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets.
•	Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates.
•	Derivatives Risk. Derivatives, such as futures, forwards, options and swaps, involve risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives prices can be volatile and may move in unexpected ways, especially in unusual market conditions. Some derivatives are particularly sensitive to changes in interest rates. In addition, there may be imperfect correlation between the price of the derivatives contract and the price of the underlying securities. Other risks include the potential inability to terminate or sell derivative positions. Further, losses could result if the counterparty to a transaction does not perform as promised. Derivative instruments that are “leveraged” may magnify or otherwise increase investment losses.
•	Portfolio Turnover Risk. High portfolio turnover (active trading) results in higher transaction costs, such as brokerage commissions or dealer mark-ups, when a fund buys and sells securities (or “turns over” its portfolio). High portfolio turnover generally results in correspondingly greater expenses, potentially higher taxable income, and may adversely affect performance.
Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes for various periods compare with those of a broad measure of market performance. The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

During the periods shown in the above chart, the Fund’s highest return for a quarter occurred in the second quarter of 2009 at: 7.79%.
The Fund’s lowest return for a quarter occurred in the second quarter of 2004 at: (3.04%).
LVIP Delaware Bond Fund	3

	Average Annual Total Returns For periods ended 12/31/12
	1 year	5 years	10 years or Life of class
LVIP Delaware Bond Fund–Standard Class	6.61%	7.52%	6.29%
Barclays U.S. Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)	4.22%	5.94%	5.18%
LVIP Delaware Bond Fund–Service Class	6.24%	7.15%	5.63%*
Barclays U.S. Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)	4.22%	5.94%	5.01%*
*Since May 15, 2003.
Investment Adviser and Sub-Adviser
Investment Adviser: Lincoln Investment Advisors Corporation
Investment Sub-Adviser: Delaware Management Company
Portfolio Managers	Company Title	Experience w/Fund
Thomas H. Chow	Senior Vice President and Senior Portfolio Manager	Since May 2007
Roger A. Early	Senior Vice President and Co-Chief Investment Officer – Total Return Fixed Income	Since May 2007
Paul Grillo	Senior Vice President and Co-Chief Investment Officer – Total Return Fixed Income	Since April 2008
J. David Hillmeyer	Vice President, Senior Portfolio Manager	Since April 2013
Purchase and Sale of Fund Shares
The Fund sells its shares to The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and to unaffiliated insurance companies. The insurance companies hold the Fund shares in variable accounts that support various variable annuity contracts and variable life insurance contracts.
Tax Information
Because Fund shares are only sold through variable annuity contract or variable life insurance contracts (“variable contracts”) that are owned directly or indirectly by Lincoln Life, LNY and unaffiliated insurance companies, this prospectus does not discuss the income tax consequences at the contract owner level. The income tax consequences for the purchase of a variable contract are discussed in the prospectus of the variable contract.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
4	LVIP Delaware Bond Fund